A BETTER STATE OF BANKING © 2024 Veritex Bank Member FDIC Earnings Release October 23, 2024 NASDAQ: VBTX Veritex Holdings, Inc. Third Quarter 2024 Results

2 Forward-Looking Statements This presentation includes “forward-looking statements”, within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based on various facts and derived utilizing assumptions, current expectations, estimates and projections and are subject to known and unknown risks, uncertainties and other factors, which change over time and are beyond our control, that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements include, without limitation, statements relating to the expected payment of Veritex’s quarterly cash dividend; the impact of certain changes in Veritex’s accounting policies, standards and interpretations; turmoil in the banking industry, responsive measures to mitigate and manage such turmoil and related supervisory and regulatory actions and costs and Veritex’s future financial performance, business and growth strategy, projected plans and objectives, as well as other projections based on macroeconomic and industry trends, which are inherently unreliable due to the multiple factors that impact broader economic and industry trends, and any such variations may be material. Statements preceded by, followed by or that otherwise include the words “believes,” “expects,” “anticipates,” “intends,” “projects,” “estimates,” “seeks,” “targets,” “outlooks,” “plans” and similar expressions or future or conditional verbs such as “will,” “should,” “would,” “may” and “could” are generally forward-looking in nature and not historical facts, although not all forward-looking statements include the foregoing words. We refer you to the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of Veritex’s Annual Report on Form 10-K for the year ended December 31, 2023 and any updates to those risk factors set forth in Veritex’s Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other filings with the Securities and Exchange Commission (“SEC”), which are available on the SEC’s website at www.sec.gov. If one or more events related to these or other risks or uncertainties materialize, or if Veritex’s underlying assumptions prove to be incorrect, actual results may differ materially from what Veritex anticipates. Accordingly, you should not place undue reliance on any such forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made. Veritex does not undertake any obligation, and specifically declines any obligation, to supplement, update or revise any forward-looking statements, whether as a result of new information, future developments or otherwise, except as required by law. All forward-looking statements, expressed or implied, included in this presentation are expressly qualified in their entirety by this cautionary statement. This cautionary statement should also be considered in connection with any subsequent written or oral forward-looking statements that Veritex or persons acting on Veritex’s behalf may issue. This presentation also includes industry and trade association data, forecasts and information that Veritex has prepared based, in part, upon data, forecasts and information obtained from independent trade associations, industry publications and surveys, government agencies and other information publicly available to Veritex, which information may be specific to particular markets or geographic locations. Some data is also based on Veritex's good faith estimates, which are derived from Veritex management's knowledge of the industry, markets and independent sources. Industry publications, surveys and forecasts generally state that the information contained therein has been obtained from sources believed to be reliable. Although Veritex believes these sources are reliable, Veritex has not independently verified the information contained therein. While Veritex is not aware of any misstatements regarding the industry data, forecasts and information included in this presentation, such data forecasts, and information and Veritex's estimates based thereon involve risks, assumptions and uncertainties and are subject to change based on various factors. Veritex does not undertake any obligation, and specifically declines any obligation, to supplement, update or revise such data forecasts, and information and Veritex's estimates based thereon, whether as a result of new information, future developments or otherwise, except as required by law. This presentation contains certain non-GAAP (generally accepted accounting principles) financial measures, including tangible book value per common share (“TBVPS”), tangible common equity to tangible assets, return on average tangible common equity (“ROATCE”), operating earnings, pre-tax, pre-provision (“PTPP”) operating earnings, diluted operating earnings per shares (“EPS”), operating return on average assets (“ROAA”), PTPP operating ROAA, Operating ROATCE, operating efficiency ratio, operating noninterest income, operating noninterest expense and adjusted net interest margin (“NIM”). Veritex’s management uses these non-GAAP financial measures to evaluate its operating performance and provide information that is important to investors. The non-GAAP financial measures that Veritex discusses in this presentation should not be considered in isolation or as a substitute for the most directly comparable or other financial measures calculated in accordance with GAAP. Please see “Reconciliation of Non-GAAP Financial Measures” at the end of this presentation for reconciliations of non-GAAP measures to the most directly comparable financial measures calculated in accordance with GAAP. Use of Non-GAAP Financial Measures

3 2024 Third Quarter Highlights TotalBalance Sheet1 $9.7Total Loans $11.0Total Deposits 1 Total loans and deposits $ in billions as of June 30, 2024. 2 Refer to the reconciliation of Non-GAAP financial measures at the end of this presentation. 3 Net income $ in millions. Key Highlights • Operating EPS increased to $0.59 from $0.52 in 2Q24 • ROAA increased to 1.00% from 0.91% in 2Q24 • Pre-tax Pre-provision = $44.6 Million • 1.38% PTPP Return on Average Assets • NPAs decreased 13 basis points from 2Q24 to 0.52% of total assets • Deposits grew $311.2 Million, or 11.6% linked quarter annualized • CET1 grew 37 bps to 10.86% • NIM expanded to 3.30% • 7.2% linked quarter revenue growth 3Q2423Q24 OperatingReported Key Performance Metrics $32.2$31.0Net Income3 $0.59$0.56Diluted EPS 1.00%0.96%ROAA 11.74%11.33%ROATCE 60.63%61.94%Efficiency Ratio 3rd Quarter 2024 Results

4 (line chart represents ADC as a % of RBC) Total ACL (% ACL to Total Loans2) Strengthening the Balance Sheet 94.9% 93.6% 91.7% 91.8% 88.0% 90.7% 89.1% 86.9% 85.9% 81.9% 3Q23 4Q23 1Q24 2Q24 3Q24 Loan to Deposit Ratio 21.0% 20.4% 19.4% 18.9% 15.7% 3Q23 4Q23 1Q24 2Q24 3Q24 Reliance on Wholesale Funding1 ($ in millions) $109,831 $109,816 $112,032 $113,431 3Q23 4Q23 1Q24 2Q24 3Q24 10.11% 10.29% 10.37% 10.49% 10.86% 3Q23 4Q23 1Q24 2Q24 3Q24 CET1 / Total RWA $10,197 $10,338 $10,654 $10,725 $11,036 3Q23 4Q23 1Q24 2Q24 3Q24 Deposit Growth $117,162 1.14% 1.21% (line chart represents LDR, excluding MW loans) 317.0% 320.2% 318.8% 320.2% 302.3%115.9% 118.7% 108.3% 107.2% 97.1% 295.00% 300.00% 305.00% 310.00% 315.00% 320.00% 325.00% 330.00% $0.80 $1.30 $1.80 3Q23 4Q23 1Q24 2Q24 3Q24 CRE Concentration as % of RBC 1 Reliance on wholesale funding % is calculated at the Veritex Community Bank level. 2 % ACL to Total Loans, excluding MW, is 1.30% as of September 30, 2024. ($ in thousands) 3rd Quarter 2024 Results

5 Credit Quality Summary • 2024 YTD annualized net charge-offs are 0.17% • 3Q24 annualized net charge-offs are 0.01% • NPA / Total Assets decreased 13 bps to 0.52% quarter over quarter 3Q23 4Q23 1Q24 2Q24 3Q24 0.00% 0.10% 0.20% 0.30% 30-59 Past Due 60-89 Past Due 90+ Past Due $24,430$15,322$22,581$60,459$27,158Totals: Past Due Trend % of Total Loans1 Net Charge-off Acquired/Originated Lookback ($ in millions) ($ in millions) $79.9 $95.8 $103.8 $83.0 $67.3 0.65% 0.77% 0.82% 0.65% 0.52% 0.0% 0.1% 0.2% 0.3% 0.4% 0.5% 0.6% 0.7% 0.8% 0.9% 3Q23 4Q23 1Q24 2Q24 3Q24 NPAs NPAs/Total Assets NPAs / Total Assets 1 Total loans excludes Loans Held for Sale and MW loans. 2 Net charge-offs are annualized for 1Q24 and 2Q24. 0.01%0.28%0.22%0.25%0.16%0.38%0.36%0.19%NCOs2 0.19% 0.36% 0.29% 0.16% 0.04% 0.21% 0.16% 0.01% 0.09% 0.21% 0.01% 0.12% 2019 2020 2021 2022 2023 1Q24 2Q24 3Q24 Acquired NCOs Originated NCOs 3rd Quarter 2024 Results

6 Credit Quality Summary • Criticized loans = $485.4 million, down $13.0 million quarter over quarter • Criticized assets = $494.4 million, down $28.3 million quarter over quarter ($ in millions, excluding PCD loans) Quarterly Criticized Loans $304.5 $293.4 $350.3 $339.9 $283.5 $223.4 $213.2 $174.1 $158.5 $201.9 3Q23 4Q23 1Q24 2Q24 3Q24 Special Mention Substandard (continued) Commercial Real Estate Criticized Loans Breakdown as of September 30, 2024 33% 16% 23% 12% 16% CRE Office CRE Retail CRE Hotel CRE Industrial CRE Other Total CRE Criticized $300.7 million, down 3.5% from 2Q24 $498.4 $485.4 $527.9 $506.6 $524.4 3rd Quarter 2024 Results

7 Allowance For Credit Losses Summary • General reserve reflects current National economic outlook on economy and recessionary risk • Consistent Moody’s forecast weighting utilized in the 3Q24 ACL calculation compared to 2Q24 with 75% weighting on downside scenarios • General reserves represent 97% of the total ACL • Q-Factors represent 47 bps of the general reserve 1.21% Coverage // ACL increase of 25 bps from 4Q22 Loan balances subject to the ACL methodology declined just over 1.25% from June 2024 ACL increased $3.7 Million from 2Q24 ACL / Total Loans, excluding MW = 1.30% 0.96% 1.00% 1.05% 1.14% 1.14% 1.15% 1.16% 1.21% 1.01% 1.07% 1.10% 1.19% 1.19% 1.21% 1.23% 1.30% 0.90% 0.95% 1.00% 1.05% 1.10% 1.15% 1.20% 1.25% 1.30% 1.35% 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 3Q24 ACL to Total Loans ACL to Total Loans, excluding MW ACL Coverage Trend Analysis 3rd Quarter 2024 Results

8 Capital Summary • CET1 increase primarily driven by earnings and a decrease in risk weighted assets which were down $160.2 million, or 1.4%, from 2Q24 • Nominal activity utilizing the stock buyback program • TBV increased to $21.72 quarter over quarter VHI Capital Levels Bps 2Q24 Capital $ 2Q24 Ratio % 3Q24 Capital $ 3Q24 Ratio % Capital Ratio 37 bps$1,200.810.49%$1,226.610.86% CET1 Capital 38 bps$1,230.810.75%$1,256.711.13% Tier 1 Capital 46 bps$1,540.413.45%$1,570.013.91% Total Capital Tangible Book Value Trend since IPO in 2014 9.3%CAGR 11.1% CAGR adding back dividends1 1 Total dividends of $193.9 million included in the CAGR calculation. CET1 at 10.86%, up 37 bps quarter over quarter VHI Risk Weighted Assets Trend $12,000 $11,986 $11,742 $11,617 $11,388 $11,407 $11,451 $11,291 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 3Q24 ($ in Millions) $8.96 $9.59 $13.82 $12.75 $14.74 $14.73 $15.70 $17.49 $18.64 $20.21 $21.72 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 3Q24 3rd Quarter 2024 Results ($ in Millions)

9 Year To Date Change in Deposits Deposits Summary • LDR decreased to 88.0% at the end of 3Q24 • LDR, excluding MW loans, decreased to 81.9% at the end of 3Q24 • $2.6 billion in time deposits mature over the next 2 quarters at an average rate of 5.14% 8 Quarter Term Funding Maturity Schedule $1,238,239 $1,401,103 $553,369 $381,500 $11,426 $7,195 $3,281 $3,029 5.22% 5.06% 4.95% 4.64% 4.18% 3.79% 3.04% 3.00% 0.08% 1.08% 2.08% 3.08% 4.08% 5.08% 6.08% 7.08% 8.08% 0.00%294231 63588463 268 2694 891176926.524 1158 15765389 782059 413 38 .046480 679 2 1 303236547 93%5 077 .56825 1 1941192 2 824 34 4 45707 06.0850 193 71296169 345 0 0 978846 .6061788 234 3095 86%767327 4970 155 .123557 756 0 2 389442 4 01823848 .645 2 1 27826948 9091 11 0 53415 .167096 3 79%100 3875 42298 07 055 233 .688865 3111 0 1 944750 5776926 .20120 3496 83357728 466 19 0 099461 .72%32 0 3 35534654 9882888 61141 3 1 .24417349 877 15 1 505005 133 00 .76594276 39888 08 02161 273 65%4769 .287 1 2 9170654 4 5435966 176 3897.80948129 43182 23 1 065365 698 0 .329125055 9541928 58%7 3 1 21200077 0.843 19 2 47596 4 108 044 731184677.36478 08 997 31 62220673 253 1 3.88655835 51%9 006 14324429 775385 0.408 27 2 03241269 664 1 2 29715456.925009688 553 3 185981 1 818 23 3.44%26186 15 074 084 7077507 337069 09.963 35 596577 229 2 4 8528246236.485 0468 1183469 7491289 1 37%4 31 3.007173 63300 1 2 26305857 896 0089.52894 1511885 2 784 27 4 41777 16.04320 124 6736547 30%659 0 939 39 .5632481 195 2 05 82836637 45341 0869.08425 717193 2 3450 35 3 9730779 .606 202 23%896258 86361 04 0 49484 .127789 7570 3185 38367 17 016 164 .649558 27382 0 1 905443 3 5383857 .16%91 2 06 79427038 427 12 0 0540015 .683097 316 3964 9489819 5711 242 .20486659 837 08 1 4642075 3 09%3693 .726 3586 35957 17 9832 204 615462 .248 0 2 87441347 4 5042897 137 3 0 .765017439 393 16 1 02%605 659 01 .2846194365 91488597 547 282 1770770 0.803 12 2 43665 4 0695975 69482 398 .32548 18 95%8 24 5891366 214 0 3.84725145 4750019377 103 3 0 736078 0.369 20 1 991196 624 053 25784766.88%52078998 513 32 146674 779 16 3.403255 25 035 015 6684438 2954138 19.924 28 1 557270 1850 1 4 81%315546.44609778 079 4 0 70561982 334 24 2.96786 5970 093 22375167 85669399.489 36 1 11582578 74%5 20 4 37846 26.0091 055 6343478 26729 0 89600 32 2.523174 156 1 15 78905947 4112 0179.04494 67%7886 30620 28 3 93377 0 .566 133 19965568 823259 0 455 40 2.088482 71641 2495 34436726 977 095 .60%50251 23319 1 866 36 3 4990788 .12662 2 1 75496348 387 05 0 017084 .643790 276 3274 90967 06 53%682 173 .16555969 798 0 1 4291444 3 054386 .687 289 3170027127 943 135 576155 .20909 2 8312 40 4 46%498286 097 2 1 .7272086749 353 09 0 98675 619694 .2432 3675 87557 07 508 213 13741463 .764 0 2 39%7348 4 02502906 653 329 .28617528 919 17 0 54762059 175 0 3.80794455 437088687 063 2 1 696771 .32%9 13 1 9578265 5855984 218 4076.849148 08 474 25 0 107367 73800 1 3.36325234 9961946 629 369 25%1207929.885 21 1 517963 14820 0 77384856.40679088 039 3 1 6632675 295 17 2.92856 4 55841 024 18%444477 81738 09.4450 29 1 073271 706 1 33915635.968620986 595 409 227983 0 8570 25 2.483867 4 11%6 1 2 74975257 3788269489.005 3 638579 2691 21 3 89446 15.527 064 1590034878 78329 0 416 33 2.04%9175 6712 1 0 30506036 938 026 .5692094 193887 1 826 29 3 45977195.0832 142 71565658 34859889 97%941 4 .604483 237 25 4 865036 16 493 104 .1262527 75919 1 38962 37 3 015079 .648 2 0 277096437 90%3 0669 53684 .169791 2 79982 33 4 42567596 058 182 .68915605 314 02 0 94744 571000387 .203 2985 83%627 17 469 1449 0912156 .72509 2 358 41 3 9810209837 613 2 0 .24686838 879 10 0 503275 135695 .76%8 3765 39104157997 024 222 657464 .2850 06 1 91334 3 5462915 179 3386.80106217 18 435 18 0 068060 69%71 0 .32394544 9568877 589 3 0 21108277239.845 14 1 47865 3 1091599 734 4166.36748397 99100 262 62%1 3368 256 10 2.88925 4 51121955 145 378 77808 19.40121 22 1 031 3964 666 0 29984945.923279177 55%5 3 0 188676 0 81141 18 2.441 456 4 077 033 70504456 33338798.966 30 599272 22162 14 3 851 515 25.48%809957 1171 418 74398 0 376 26 2.009868 63182 1 1 261 575346 89869578.5291 3 154580 1 787 22 3 41%20046 05.043 073 671 63496 30929199 9312 34 .565176 198 18 4 8222106 26 454 0358.081 69458 71988 1 34%32 30 2 975772 .608 1 1 2324165747 86459979 491 7 4 .1250484 753 26 4 38636 06 019 113 .642622536 27%519 0 901 8 38 2 5371080 .164 2295 79696527 429 0759 05282849 .68579 311 8 34 3 94916768 574 1 1 .20%756148 83300 03 0 46344 2 096388 .721 9 3075 351227 06 985 153 618157 .24321 0 1 874042 3 5069846 13%1 9 269 .763286928 395 11 0 028753 6534169 .284 3854 91758086 541 50 2 1 17346549.806 07 1 43935 3 06%362292 695 347 .32817 07 951 71 193 584061 217 0 2.849946 4 4738288866 105 309 73877329.361 91 15 0 99%4657 627 0 2540054255.88348487 516 2 1 149369 771 12 11 2.40525 4 0381964 66421 387 29408 08.92%7 23 0 559965 181 32 0 3 81585035.44879267 07441 349 704677 337 19 1.9650561 591 3 0 2 22644656 85%938888.48462 3 0 115273 748 15 3 377115 15.00 Amount Wtd Avg Rate 12 Month Trend of Total Cost of Deposits Non Interest DDA Interest Bearing Checking Money Market Accounts Savings Wholesale Deposits Time Deposits $443.1 ($ in Millions) ($17.0) 3.33% 3.35% 3.41% 3.44% 3.40% 3.41% 3.42%3.42% 3.49% 3.48% 3.47% 3.44% 3.37% Total Cost of Deposits $184.1 $460.7 ($291.1) 3rd Quarter 2024 Results ($82.0)

10 Deposit Overview Year to Date Summary • Deposit growth was driven by $397 million in attractive priced deposit production at an average rate of 2.88% during 3Q24 • Reduced wholesale deposits by $294 million in 3Q24 to bring reliance on wholesale funding at the Bank level to 15.7% • Good quarter remixing deposits as the strong attractive deposits drove a $411 million reduction in brokered and public funds ($ in millions) 16.2% 2024 annualized growth in Non-Brokered Deposits 3rd Quarter 2024 Results $8 ,1 72 $8 ,0 48 $8 ,1 67 $8 ,2 84 $8 ,3 52 $8 ,4 94 $8 ,6 10 $8 ,5 03 $8 ,5 89 $8 ,6 77 $8 ,7 66 $9 ,1 87 $9 ,2 91 $9 ,3 84 Total Non-Brokered Deposits

11 CRE Fixed Rate Maturities Year To Date Change in Loans Loans Summary • Total loans, excluding loans held for sale, grew $74.3 million year to date • Year to date change in loans driven by a $252.9 million increase in MW loans and $132.2 million increase in Multifamily offset by a $297.7 million decrease in construction loans Quarterly Loan Commitment Production and Commitment Payoffs Commercial and Industrial (“C&I”) Owner occupied commercial (“OOCRE”) Non-owner occupied commercial (“NOOCRE”) Construction and land 1-4 family residential Multi-family residential MW Other $252.9 $317.0 $327.3 $282.3 $704.2 $552.9 $380.6 $490.0 $224.8 $552.9 $454.0 Quarterly Loan Production / Outstanding Balance Quarterly Loan Payoffs / Outstanding Balance $124,425 $101,952 $130,361 $46,808 $53,040 $61,868 $84,247 5.40% 4.64% 7.76% 5.03% 3.99% 3.79% 3.79% - 50,000 100,000 150,000 200,000 250,000 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 7.00% 4Q24 1Q25 2Q25 3Q25 4Q25 1Q26 2Q26 Outstanding Balance Average Note Rate $189,381 $145,248 $114,397 $125,077 $217,352 $15,323 $166,850 4Q24 1Q25 2Q25 3Q25 4Q25 1Q26 2Q26 (40,000) 60,000 160,000 260,000 360,000 460,000CRE Variable Rate Maturities ($ in Thousands) $12.2 ($297.7) $132.3 ($ in Millions) 3rd Quarter 2024 Results ($12.6)($23.5) $7.6 $2.3

12 CRE By Type TotalADCTerm 1,188,853 450,763 738,090 Multifamily 1,114,963 497,469 617,494 Whs/Industrial 663,447 31,220 632,227 Retail 517,495 13,017 504,478 Office 435,064 32,977 402,087 Hotel 332,106 332,106 -SFR 197,702 15,278 182,424 Commercial and Other 4,532,8721,456,0723,076,800Total Breakdown of CRE by Term and ADC % TotalOOS 3%136,810 8%340,870 4%178,686 1%32,205 2%84,631 -11,853 1%30,854 19%815,909 Out of State Term/ADC as % of Total CRE ($ in thousands) ($ in thousands) 3rd Quarter 2024 Results

13 Out of State Exposure Breakdown of Out of State % of Total$9,667,442Total Loans 11.1%$1,072,509National Businesses1 300,802Mortgage Warehouse 240,232Mortgage Servicing Rights 531,137Lender Finance 136.103Specialty Finance 201.997USDA and SBA 2.6%$249,603Mortgage 10.7%$1,031,303Out of State 8.4%815,909Texas CRE Developers 2.2%215,394 C&I / Shared National Credits ($ in thousands) 3rd Quarter 2024 Results

14 Net Interest Income Summary • 3Q24 NIM – 3.30%, up 1 bp from 2Q244 • 3Q24 Total Loans Yield – 6.89% • Average Cost of Total Deposits – 3.42%, down 4 bps from 2Q24 • Average earnings assets increased to $12.0 billion as of 3Q24, up 2.5% from 2Q24 $95.5 $92.8 $96.2 $100.1 3.46% 3.31% 3.24% 3.29% 3.30% 3Q23 4Q23 1Q24 2Q24 3Q24 Net Interest Income ("NII") NIM $100.8 NII / NIM Trend $96,2362Q24 Net Interest Income 1,368Impact of loan rate changes 1,306Impact of change in net volume 1,099Impact of change in day count 53Other $100,0623Q24 Net Interest Income ($ in thousand) Net Interest Income Rollforward Interest Rate Sensitivity1 1 Interest rate sensitivity is calculated using a static rate shock. ($ in Millions) 3rd Quarter 2024 Results 3Q24 3Q24 Interest Rate Scenario Percentage Change From Base EVE Shock Scenerio Percentage Change From Base Up 200 bps 6.98% Up 200 bps -3.28% Up 100 bps 3.53% Up 100 bps -1.18% BASE CASE 0.00% BASE CASE 0.00% Down 100 bps -2.94% Down 100 bps -0.60% Down 200 bps -5.68% Down 200 bps -3.54%

15 Investments and Liquidity Summary • Represents 10.9% of total assets • 87.3% in AFS securities • Effective duration = 3.6 Years • 3Q24 portfolio yield = 4.55% • Uninsured and uncollateralized deposits was 32.6% on September 30, 2024 Debt Investments as % of Total Assets 89.1% 10.9% Other Assets Investment Portfolio Total Assets: $13.0 Billion Sources of Liquidity as of September 30, 2024 Current on-balance sheet: $1,100,790Cash and equivalents 133,045Unpledged AFS securities 1,233,835Total on-balance sheet 150,000Fed Funds borrowing capacity 2,281,676FHLB remaining borrowing capacity 3,310,427Federal Reserve discount window 472,076Brokered deposits available1 6,214,179Total available sources $7,448,014Total Liquidity 1 Brokered deposits available is driven by Company policy and not market availability. Total Available Liquidity $4,196 $5,321 $6,256 $6,197 $6,355 $6,504 $7,448 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 3Q24 ($ in thousands) ($ in millions) 3rd Quarter 2024 Results

16 Operating Noninterest Income Noninterest Income and Expense Operating Noninterest Expense 42% 25% 6% 2% 25% Service charges and fees on deposit accounts Loan fees Government guaranteed loan income, net Customer swap income Other income 52% 7% 7% 8% 4% 4% 18% Salaries and employee benefits Occupancy and equipment Professional and regulatory fees Data processing and software expense Marketing Amortization of intangibles Other $68.6 Million $13.1 Million 3rd Quarter 2024 Results Summary • 3Q24 operating noninterest income = $13.1 Million, up 24% from 2Q24 • 3Q24 operating noninterest expense = $68.6 Million • Increase in operating noninterest expenses are primarily driven by increasing the incentive accrual to 80% of target, OREO expenses and marketing

17 Building a Fortress Balance Sheet $ in millions Indicator Q4 2022 Q2 2023 Q3 2024 Change Since Q2 2023 Trend Deposits 9,142$ 9,250$ 11,062$ 1,812$ IMPROVED Loans 9,504$ 9,723$ 9,708$ (15)$ IMPROVED Non-Brokered Deposits 7,815$ 7,475$ 9,296$ 1,821$ IMPROVED Loans / Deposits 100.6% 105.1% 87.8% -17.3% IMPROVED Loans / Deposits (excluding MWH) 99.1% 100.4% 82.1% -18.3% IMPROVED Cash/Due From 436$ 664$ 1,101$ 437$ IMPROVED Reliance on Wholesale 24.1% 29.2% 15.7% -13.5% IMPROVED NonCore Dependence 27.3% 31.8% 16.5% -15.3% IMPROVED VHI CET1 9.09% 9.76% 10.86% 1.10% IMPROVED CRE Concentration 325.0% 327.2% 302.3% -24.9% IMPROVED ADC Concentration 131.5% 115.2% 97.1% -18.1% IMPROVED ADC Unfunded $ 2,113$ 1,374$ 675$ (699)$ IMPROVED ACL Build 0.96% 1.05% 1.21% 0.16% IMPROVED Available Liquidity + Cash 3,569$ 5,321$ 7,385$ 2,064$ IMPROVED

A BETTER STATE OF BANKING © 2024 Veritex Bank Member FDIC Supplemental Information Veritex Holdings, Inc. Third Quarter 2024 Results

19 Reconciliation of Non-GAAP Financial Measures

20 Reconciliation of Non-GAAP Financial Measures

21 Reconciliation of Non-GAAP Financial Measures

22 Reconciliation of Non-GAAP Financial Measures

23 Reconciliation of Non-GAAP Financial Measures

A BETTER STATE OF BANKING © 2024 Veritex Bank Member FDIC Veritex Holdings, Inc. Third Quarter 2024 Results